SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 7, 2008
Date of Report (Date of earliest event reported)

Sun Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

MARYLAND
(State or Other Jurisdiction of Incorporation)

1-12616	38-2730780
(Commission File Number)	(IRS Employer Identification No.)

27777 FRANKLIN ROAD
SUITE 200
SOUTHFIELD, MI 48034
(Address of Principal Executive Office) (Zip Code)

248-208-2500
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On January 7, 2008, Sun Communities, Inc. (the “Company”) issued a press release, filed as Exhibit 99.1, announcing certain final quantitative measures of the Company's performance for 2003, the Company’s 2008 FFO guidance and other related matters.

Item 8.01    Other Events

On January 7, 2008, Sun Communities, Inc. (the “Company”) issued a press release, filed as Exhibit 99.1, announcing the Company’s 2008 FFO guidance and other related matters.

Item 9.01    Press Release

(d)	Exhibits.

EXHIBIT #	DESCRIPTION

99.1	Press Release issued by Sun Communities, Inc. on January 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Communities, Inc.

Date: January 7, 2008	By:	/s/ Jeffrey P. Jorissen
Jeffrey P. Jorissen, Executive Vice President,
Treasurer, Chief Financial Officer, and Secretary